                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 AMENDMENT NO.1

                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

                         Date of Report: March 24, 2005

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                        (Date of earliest event reported)

                         Sure Trace Security Corporation

                              (A Utah Corporation)

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             (Exact name of registrant as specified in its chapter)

Utah                       7389                  84-0959153

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(State or other

   (Primary Standard         (IRS Employer

jurisdiction of

    Classification Code       Identification No.)

incorporation)                    Number)

    1073 Cambie Street, Vancouver, British Columbia, Canada V6B 5L7

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          (Address of principal executive offices, including zip code)

                          Telephone: 800-497-7348

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              (Registrant's telephone number, including area code)

Section 4. – Changes in Registrant’s Certifying Accountant.

Item 4.01 – Changes in Registrant’s Certifying Accountant.

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As per filing of March 31, 2005

Section 9. – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

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Filed herewith letter from Grant Thornton confirming information contained in Form 8-K as filed on March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereonto duly authorized.

/s/ James Mackay

April 1, 2005

James Mackay

Date

Chair of the Board